UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 30, 2009

  Hampton Roads Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Virginia	001-32968	54-2053718
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

999 Waterside Drive, Suite 200, Norfolk, Virginia 23510
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (757) 217-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On December 30, 2009, John A.B. “Andy” Davies, Jr., President and Chief Executive Officer of Hampton Roads Bankshares, Inc. (the “Company”) received a fully-vested 75,000 share award of restricted stock and a cash bonus in the amount of $58,000. This award was made as an inducement for joining the Company earlier this year in lieu of receiving a larger signing bonus. Of the 75,000 shares of restricted stock, 50,000 shares were granted under the Company’s 2006 Stock Incentive Plan.

Item 7.01	Regulation FD Disclosure.

The Company issued a press release on January 6, 2010 announcing the inducement award discussed above. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Exhibits.

EXHIBIT NO.	DESCRIPTION

99.1	Press release dated January 6, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hampton Roads Bankshares, Inc.

Date: January 6, 2010	By:	/s/ John A.B. Davies, Jr.
John A.B. Davies, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press release dated January 6, 2010.